BLACKROCK FUNDS II

BlackRock Managed Income Fund

(the “Fund”)

Supplement dated March 6, 2019 to the

Statement of Additional Information (“SAI”), dated April 30, 2018, as supplemented to date

On February 21, 2019, the Board of Trustees of BlackRock Funds II approved the appointment of BlackRock International Limited as the sub-adviser of the Fund, pursuant to a separate sub-advisory agreement between BlackRock International Limited and BlackRock Advisors, LLC with respect to the Fund. The addition of BlackRock International Limited as the sub-adviser of the Fund was effective on February 22, 2019. BlackRock International Limited previously served as the sub-adviser to the Fund from October 1, 2016 through June 30, 2018.

The following change is made to the SAI:

The seventh paragraph in the section of the SAI entitled “Management and Advisory Arrangements” is deleted in its entirety and replaced with the following:

Effective February 22, 2019, the Manager has entered into a sub-advisory agreement (the “Sub-Advisory Agreement”) with BlackRock International Limited (“BIL” or the “Sub-Adviser”) pursuant to which BIL receives for the services for that portion of the Fund for which BIL serves as sub-adviser a monthly fee at an annual rate equal to a percentage of the management fee paid to the Manager under the Management Agreement. BIL previously served as the sub-adviser to the Fund from October 1, 2016 through June 30, 2018.

Shareholders should retain this Supplement for future reference.

SAI-MI-0319SUP